UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2016

Annual Report
to Shareholders

Deutsche Global Real Estate Securities Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

15 Investment Portfolio

21 Statement of Assets and Liabilities

23 Statement of Operations

24 Statements of Changes in Net Assets

25 Financial Highlights

30 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Information About Your Fund's Expenses

45 Tax Information

46 Advisory Agreement, Sub-Advisory Agreement and Sub-Sub Advisory Agreement Board Considerations and Fee Evaluation

51 Board Members and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Investment Strategy

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (REITs), REIT-like structures or real estate operating companies.

For its most recent fiscal year ended December 31, 2016, Deutsche Global Real Estate Securities Fund returned 3.04%. In comparison, the fund's benchmark, the FTSE EPRA/NAREIT Developed NR Index, returned 4.06%.

Global property stocks ended 2016 in positive territory, but underperformed their broader equity market counterparts as measured by the MSCI World Index, as investors favored cyclical segments and inflation-related themes over more defensive stocks. Global real estate securities exhibited strength through the first half of the year before reversing course due to global economic uncertainty and higher interest rates. The direction of global property markets — and to a large extent, broader equities — was dictated by central bank policy, resulting in brief bouts of volatility throughout 2016.

"Overall, we believe that the current backdrop remains supportive for global property stocks."

More broadly, global stocks suffered steep losses to start 2016 amid concerns over China’s economy as well as sliding commodity prices. Risk averse market sentiment increased until mid-February, when oil prices began to turn up. In the second quarter, all eyes were on Britain as the country's vote on June 23 to leave the European Union badly hurt the British pound, rattled global markets and sparked investor demand for perceived "safe haven" assets such as U.S. Treasuries and gold. However, stocks soon recovered as statements by a number of global central banks reassured investors. In the third quarter, the U.S. Federal Reserve Board (the Fed) gradually moved toward more hawkish statements based on improving U.S. economic data, while the Bank of England cut rates. The fourth quarter began on a down note for equity markets as interest rate fears and less favorable economic results took their toll. In November 2016, in the wake of the U.S. presidential election, global stocks received a boost, as investors expected the incoming administration to lower taxes, ease corporate regulations and ramp up infrastructure spending to spur growth. Elsewhere, the European Central Bank’s pledge to expand its limits on asset purchases to include shorter-dated securities was expected to drive down borrowing costs.

Positive Contributors to Fund Performance

During the 12-month period ended December 31, 2016, strong stock selection contributed to fund performance. Stock selection was strongest within Continental Europe, Japan, the Americas and Australia. In particular, overweight positions in Rexford Industrial Realty, Inc., CyrusOne, Inc.,* Equinix, Inc.* and Sunstone Hotel Investors, Inc. contributed to returns. The fund also benefited from overweight positions in Vonovia SE and Agree Realty Corp. From a regional allocation perspective, an underweight in the Asia ex-Japan region and an overweight in Japan were the biggest contributors.

* Not held in the portfolio as of December 31, 2016.

Negative Contributors to Fund Performance

Conversely, an overweight in Equity Residential, an underweight in Digital Realty Trust, Inc.* and an overweight in British Land Co. PLC detracted from performance. Elsewhere, the fund’s underweight position in Host Hotels & Resorts, Inc. and its overweights in St. Modwen Properties PLC and General Growth Properties, Inc. weighed on results. Overall, regional allocation detracted from performance during the period.

* Not held in the portfolio as of December 31, 2016.

Outlook and Positioning

Expectations are for the new U.S. administration to have a looser fiscal policy accompanied by a tighter monetary regime from the Fed. Such a scenario could bring higher inflation and interest rates, but it is uncertain how much upward momentum rates would have. In Europe, political uncertainty following Britain's vote to leave the European Union has not yet had a material impact on economic activity. However, the U.K.’s growth is expected to slow this year as the impact from Brexit potentially threatens business and consumer spending. Meanwhile, upcoming elections in France, the Netherlands and Germany could create periods of uncertainty in 2017. On the property front, the recent sell-off in the asset class has largely been a by-product of higher interest rates, which have historically spurred short-term sell-offs within real estate securities. However, we believe that the fundamental picture for real estate is solid. Supply remains subdued, providing limited downside to rental rates. In addition, we believe that private real estate pricing should for the most part be stable, as a sizable backlog of allocated capital remains to be invested. Overall, we believe that the current backdrop remains supportive for global property stocks.

Ten Largest Equity Holdings at December 31, 2016 (26.6% of Net Assets)	Country	Percent
1. Simon Property Group, Inc. Owner and operator of regional shopping malls	United States	4.6%
2. Prologis, Inc. Owner, operator and developer of industrial real estate	United States	3.7%
3. Welltower, Inc. Focused on investments in assisted living facilities, including housing and medical facilities for senior citizens	United States	2.8%
4. Public Storage Owner and operator of personal and business mini-warehouses	United States	2.6%
5. Vornado Realty Trust Owner and manager of investments in community shopping centers	United States	2.6%
6. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	2.3%
7. Mitsui Fudosan Co., Ltd. Builds, sells, leases and manages real estate properties	Japan	2.2%
8. General Growth Properties, Inc. Owner, operator and developer of regional shopping mall centers	United States	2.0%
9. Mid-America Apartment Communities, Inc. Owner and developer of multi-family apartment communities	United States	2.0%
10. Alexandria Real Estate Equities, Inc. Acquirer, manager and developer of office and laboratory space properties	United States	1.8%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

— BS, University of Southern California.

John Hammond, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 2004; previously was Director at Schroder Property Investment Management and Director at Henderson Global Investors.

— Head of Real Estate Securities for Europe and Lead Portfolio Manager: London.

— Investment industry experience began in 1990.

— BSc, University of Reading, UK.

Chris Robinson, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2003; previously served as a real estate equities research analyst at ING Investment Management.

— Co-Head of Real Estate Securities, Asia Pacific and Co-Lead Portfolio Manager: Sydney.

— Investment industry experience began in 1996.

— BS, The Australian Catholic University; Graduate Diploma, The Securities Institute of Australia.

David W. Zonavetch, CPA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 1998; previously worked as Senior Accountant in Corporate Finance; and as an Analyst at Cendant Mobility.

— Co-Head of Real Estate Securities, Americas and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 1996.

— BS, University of Illinois at Urbana-Champaign.

Robert Thomas, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Asset Management in 2017; previously served as the Head of North American Property Equities and Portfolio Manager at Henderson Global Investors; and previously was Co-Head of North American Listed Real Estate at AMP Capital Investors.

— Co-Head of Real Estate Securities, Americas and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 2002.

— BA in Economics, Duke University; MBA, Finance/Management and Strategy, Kellogg School of Management, Northwestern University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The FTSE EPRA/NAREIT Developed NR Index calculates with a net return ("NR") calculation and approximates the minimum possible dividend reinvestment by applying withholding tax where applicable. The FTSE EPRA/NAREIT Developed TR Index calculates with a total return ("TR") calculation and does not consider withholding tax. Both indexes are calculated using closing market prices and translate into U.S. dollars using Reuters closing price.

The MSCI World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the United States.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Brexit is a combination of the words "Britain" and "exit" and refers to the exit of the United Kingdom from the European Union.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary December 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/16
Unadjusted for Sales Charge	3.04%	9.58%	0.99%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–2.89%	8.29%	0.40%
MSCI World Index†	7.51%	10.41%	3.83%
FTSE EPRA/NAREIT Developed NR Index††	4.06%	9.48%	1.48%
FTSE EPRA/NAREIT Developed TR Index††	4.99%	10.33%	2.23%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/16
Unadjusted for Sales Charge	2.23%	8.73%	0.16%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.23%	8.73%	0.16%
MSCI World Index†	7.51%	10.41%	3.83%
FTSE EPRA/NAREIT Developed NR Index††	4.06%	9.48%	1.48%
FTSE EPRA/NAREIT Developed TR Index††	4.99%	10.33%	2.23%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/16
No Sales Charges	3.09%	9.68%	1.16%
MSCI World Index†	7.51%	10.41%	3.83%
FTSE EPRA/NAREIT Developed NR Index††	4.06%	9.48%	1.48%
FTSE EPRA/NAREIT Developed TR Index††	4.99%	10.33%	2.23%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/16
No Sales Charges	3.20%	9.92%	1.33%
MSCI World Index†	7.51%	10.41%	3.83%
FTSE EPRA/NAREIT Developed NR Index††	4.06%	9.48%	1.48%
FTSE EPRA/NAREIT Developed TR Index††	4.99%	10.33%	2.23%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 1.53%, 2.31%, 1.37% and 1.24% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Real Estate Securities Fund — Class A ■ MSCI World Index† ■ FTSE EPRA/NAREIT Developed NR Index†† ■ FTSE EPRA/NAREIT Developed TR Index††

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

†† The FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The FTSE EPRA/NAREIT Developed NR Index calculates with a net return ("NR") calculation and approximates the minimum possible dividend reinvestment by applying withholding tax where applicable. The FTSE EPRA/NAREIT Developed TR Index calculates with a total return ("TR") calculation and does not consider withholding tax. Both indexes are calculated using closing market prices and translates into U.S. dollars using Reuters closing price.

On October 1, 2016, the FTSE EPRA/NAREIT Developed NR Index replaced the FTSE EPRA/NAREIT Developed TR Index as the secondary benchmark because the Advisor believes that the net return calculation aligns the secondary benchmark with the Fund's primary benchmark.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
12/31/16	$ 8.60	$ 8.65	$ 8.57	$ 8.57
12/31/15	$ 8.68	$ 8.73	$ 8.66	$ 8.66
Distribution Information as of 12/31/16
Income Dividends, Twelve Months	$ .34	$ .27	$ .35	$ .36

Investment Portfolio as of December 31, 2016

	Shares	Value ($)

Common Stocks 99.2%
Australia 6.1%
BGP Holdings PLC*	11,394,023	712,439
Dexus Property Group	455,461	3,160,765
GPT Group	979,126	3,555,911
Investa Office Fund	797,512	2,716,128
Mirvac Group	7,299,471	11,231,129
Scentre Group	5,594,460	18,733,647
Vicinity Centres	7,621,805	16,457,109
Viva Energy REIT*	732,571	1,268,784
Westfield Corp.	2,057,866	13,924,158
(Cost $63,518,159)		71,760,070
Austria 0.7%
BUWOG AG* (Cost $8,391,758)	376,204	8,742,300
Canada 1.8%
Chartwell Retirement Residences (Units) (a)	1,145,145	12,494,972
First Capital Realty, Inc. (a)	557,655	8,585,059
(Cost $19,692,486)		21,080,031
France 3.8%
Gecina SA	68,285	9,446,587
ICADE	30,985	2,212,353
Klepierre	400,065	15,737,663
Unibail-Rodamco SE	71,452	17,054,769
(Cost $43,884,635)		44,451,372
Germany 3.2%
Alstria Office REIT-AG*	532,675	6,680,278
Deutsche Wohnen AG (Bearer)	392,115	12,331,687
LEG Immobilien AG*	96,135	7,472,047
TLG Immobilien AG	159,355	3,002,637
Vonovia SE	256,926	8,367,201
(Cost $37,928,982)		37,853,850
Hong Kong 6.3%
Cheung Kong Property Holdings Ltd.	3,065,336	18,767,515
Hongkong Land Holdings Ltd.	1,483,500	9,390,817
Hysan Development Co., Ltd.	1,080,000	4,470,306
Kerry Properties Ltd.	1,081,500	2,938,584
Link REIT	2,281,244	14,827,696
Sino Land Co., Ltd.	6,414,621	9,612,740
Sun Hung Kai Properties Ltd.	822,140	10,394,746
Swire Properties Ltd.	1,674,600	4,624,585
(Cost $71,989,290)		75,026,989
Ireland 0.9%
Green REIT PLC	3,092,659	4,472,895
Hibernia REIT PLC (b)	352,000	456,877
Hibernia REIT PLC (a) (b)	4,590,927	5,861,284
(Cost $11,872,890)		10,791,056
Japan 11.3%
Advance Residence Investment Corp.	2,436	6,432,485
Daibiru Corp.	449,800	3,854,331
Frontier Real Estate Investment Corp.	1,746	7,455,027
Global One Real Estate Investment Corp.	1,371	5,136,214
Invesco Office J-Reit, Inc.	3,965	3,271,240
Japan Logistics Fund, Inc.	4,122	8,683,385
Japan Real Estate Investment Corp.	2,568	13,972,241
Mitsubishi Estate Co., Ltd.	1,377,000	27,438,196
Mitsui Fudosan Co., Ltd.	1,122,000	25,980,517
Mitsui Fudosan Logistics Park, Inc.*	631	1,797,844
Mori Hills REIT Investment Corp.	5,522	7,458,177
Mori Trust Sogo REIT, Inc.	6,048	9,539,231
Nippon Accommodations Fund, Inc.	626	2,734,584
NTT Urban Development Corp.	793,400	6,983,261
Sekisui House Reit, Inc.	1,461	1,876,330
United Urban Investment Corp.	706	1,073,576
(Cost $127,757,273)		133,686,639
Netherlands 0.6%
InterXion Holding NV* (c) (Cost $7,386,541)	194,171	6,809,577
Singapore 2.2%
CapitaLand Ltd.	3,670,100	7,658,464
CapitaLand Mall Trust	3,030,200	3,944,583
CDL Hospitality Trusts	211,000	195,403
City Developments Ltd.	664,100	3,798,778
Frasers Logistics & Industrial Trust	8,318,300	5,313,281
Global Logistic Properties Ltd.	1,550,600	2,358,179
Keppel REIT	3,671,400	2,585,313
(Cost $27,790,013)		25,854,001
Spain 0.4%
Merlin Properties Socimi SA (Cost $4,422,081)	399,943	4,348,932
Sweden 1.3%
Castellum AB	265,610	3,646,314
Fabege AB	272,848	4,461,521
Hufvudstaden AB "A"	482,041	7,620,116
(Cost $14,056,036)		15,727,951
Switzerland 0.6%
PSP Swiss Property AG (Registered) (Cost $6,838,285)	77,213	6,671,827
United Kingdom 5.2%
Assura PLC	4,168,031	2,927,908
British Land Co. PLC	1,551,369	12,077,565
Great Portland Estates PLC	858,762	7,091,792
Hammerson PLC	900,468	6,369,053
Land Securities Group PLC	779,055	10,259,142
LondonMetric Property PLC	1,680,695	3,222,388
Safestore Holdings PLC	514,450	2,218,585
Segro PLC	1,837,078	10,399,909
St. Modwen Properties PLC	762,157	2,863,030
UNITE Group PLC	546,691	4,082,492
(Cost $64,956,495)		61,511,864
United States 54.8%
Agree Realty Corp. (REIT)	158,024	7,277,005
Alexandria Real Estate Equities, Inc. (REIT)	193,520	21,505,878
American Homes 4 Rent "A" (REIT)	407,213	8,543,329
Apartment Investment & Management Co. "A" (REIT)	299,913	13,631,046
AvalonBay Communities, Inc. (REIT)	97,428	17,259,370
Boston Properties, Inc. (REIT)	87,322	10,983,361
Brixmor Property Group, Inc. (REIT)	651,539	15,910,582
Camden Property Trust (REIT)	114,097	9,592,135
CoreSite Realty Corp. (REIT)	135,321	10,740,428
Corporate Office Properties Trust (REIT)	309,708	9,669,084
CubeSmart (REIT)	475,382	12,725,976
DiamondRock Hospitality Co. (REIT)	929,950	10,722,324
Douglas Emmett, Inc. (REIT)	342,459	12,520,301
DuPont Fabros Technology, Inc. (REIT)	176,135	7,737,611
Empire State Realty Trust, Inc. "A" (REIT)	247,012	4,987,172
Equity LifeStyle Properties, Inc. (REIT)	112,567	8,116,081
Equity Residential (REIT)	119,281	7,676,925
Essex Property Trust, Inc. (REIT)	75,435	17,538,637
Four Corners Property Trust, Inc. (REIT)	298,864	6,132,689
General Growth Properties, Inc. (REIT)	951,356	23,764,873
HCP, Inc. (REIT)	583,702	17,347,623
Healthcare Trust of America, Inc. "A" (REIT)	524,225	15,260,190
Hilton Worldwide Holdings, Inc.	292,523	7,956,626
Host Hotels & Resorts, Inc. (REIT)	395,645	7,453,952
Hudson Pacific Properties, Inc. (REIT)	185,321	6,445,464
LaSalle Hotel Properties (REIT)	325,669	9,923,134
Liberty Property Trust (REIT)	169,000	6,675,500
Medical Properties Trust, Inc. (REIT)	441,063	5,425,075
Mid-America Apartment Communities, Inc. (REIT)	236,669	23,174,664
Paramount Group, Inc. (REIT)	478,189	7,646,242
Pennsylvania Real Estate Investment Trust (REIT)	251,996	4,777,844
Piedmont Office Realty Trust, Inc. "A" (REIT)	324,374	6,782,660
Prologis, Inc. (REIT)	819,434	43,257,921
Public Storage (REIT)	137,866	30,813,051
Regency Centers Corp. (REIT)	232,777	16,049,974
Retail Properties of America, Inc. "A" (REIT)	762,846	11,694,429
Rexford Industrial Realty, Inc. (REIT)	533,363	12,368,688
Simon Property Group, Inc. (REIT)	304,607	54,119,526
Spirit Realty Capital, Inc. (REIT)	990,650	10,758,459
STORE Capital Corp. (REIT)	377,016	9,316,065
Sunstone Hotel Investors, Inc. (REIT)	862,803	13,157,746
Urban Edge Properties (REIT)	385,997	10,618,777
VEREIT, Inc. (REIT)	1,644,457	13,912,106
Vornado Realty Trust (REIT)	290,372	30,306,126
Welltower, Inc. (REIT)	499,743	33,447,799
(Cost $591,886,818)		645,724,448
Total Common Stocks (Cost $1,102,371,742)		1,170,040,907

Securities Lending Collateral 0.8%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.42% (d) (e) (Cost $8,980,185)	8,980,185	8,980,185

Cash Equivalents 0.1%
Deutsche Central Cash Management Government Fund, 0.49% (d) (Cost $1,655,928)	1,655,928	1,655,928

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,113,007,855)†	100.1	1,180,677,020
Other Assets and Liabilities, Net	(0.1)	(1,589,602)
Net Assets	100.0	1,179,087,418

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.

† The cost for federal income tax purposes was $1,163,350,559. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $17,326,461. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $96,280,423 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $78,953,962.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $8,592,606, which is 0.7% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 71,047,631	$ 712,439	$ 71,760,070
Austria	—	8,742,300	—	8,742,300
Canada	21,080,031	—	—	21,080,031
France	—	44,451,372	—	44,451,372
Germany	—	37,853,850	—	37,853,850
Hong Kong	—	75,026,989	—	75,026,989
Ireland	—	10,791,056	—	10,791,056
Japan	—	133,686,639	—	133,686,639
Netherlands	6,809,577	—	—	6,809,577
Singapore	—	25,854,001	—	25,854,001
Spain	—	4,348,932	—	4,348,932
Sweden	—	15,727,951	—	15,727,951
Switzerland	—	6,671,827	—	6,671,827
United Kingdom	—	61,511,864	—	61,511,864
United States	645,724,448	—	—	645,724,448
Short-Term Investments (f)	10,636,113	—	—	10,636,113
Total	$ 684,250,169	$ 495,714,412	$ 712,439	$ 1,180,677,020

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,102,371,742) — including $8,592,606 of securities loaned	$ 1,170,040,907
Investment in Government & Agency Securities Portfolio (cost $8,980,185)*	8,980,185
Investment in Deutsche Central Cash Management Government Fund (cost $1,655,928)	1,655,928
Total investments in securities, at value (cost $1,113,007,855)	1,180,677,020
Foreign currency, at value (cost $185,098)	185,285
Receivable for investments sold	7,572,343
Receivable for Fund shares sold	4,075,945
Dividends receivable	5,077,259
Interest receivable	6,148
Foreign taxes recoverable	373,501
Other assets	66,649
Total assets	1,198,034,150
Liabilities
Payable upon return of securities loaned	8,980,185
Payable for investments purchased	5,810,435
Payable for Fund shares redeemed	2,363,829
Accrued management fee	776,144
Accrued Trustees' fees	11,821
Other accrued expenses and payables	1,004,318
Total liabilities	18,946,732
Net assets, at value	$ 1,179,087,418
Net Assets Consist of
Accumulated distributions in excess of net investment income	(18,250,037)
Net unrealized appreciation (depreciation) on: Investments	67,669,165
Foreign currency	(55,973)
Accumulated net realized gain (loss)	(286,060,104)
Paid-in capital	1,415,784,367
Net assets, at value	$ 1,179,087,418

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($466,323,634 ÷ 54,235,794 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.60
Maximum offering price per share (100 ÷ 94.25 of $8.60)	$ 9.12

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,289,668 ÷ 2,114,887 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.65
Class R6 Net Asset Value, offering and redemption price(a) per share ($10,092 ÷ 1,176 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.58
Class S Net Asset Value, offering and redemption price(a) per share ($71,365,837 ÷ 8,323,957 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.57

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($623,098,187 ÷ 72,668,609 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.57

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,679,060)	$ 37,579,911
Income distributions — Deutsche Central Cash Management Government Fund	73,056
Securities lending income, net of borrower rebates	120,433
Total income	37,773,400
Expenses: Management fee	12,331,058
Administration fee	1,250,631
Services to shareholders	1,671,126
Distribution and service fees	1,369,480
Custodian fee	211,696
Professional fees	114,177
Reports to shareholders	189,987
Registration fees	123,002
Trustees' fees and expenses	52,624
Other	53,035
Total expenses before expense reductions	17,366,816
Expense reductions	(2,501,471)
Total expenses after expense reductions	14,865,345
Net investment income	22,908,055
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	33,484,800
Capital gain dividends received	13,318,004
Foreign currency	(92,699)
46,710,105
Change in net unrealized appreciation (depreciation) on: Investments	(29,265,787)
Foreign currency	(32,646)
(29,298,433)
Net gain (loss)	17,411,672
Net increase (decrease) in net assets resulting from operations	$ 40,319,727

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 22,908,055	$ 15,488,431
Net realized gain (loss)	46,710,105	33,765,357
Change in net unrealized appreciation (depreciation)	(29,298,433)	(30,898,469)
Net increase (decrease) in net assets resulting from operations	40,319,727	18,355,319
Distributions to shareholders from: Net investment income: Class A	(17,723,689)	(19,806,798)
Class C	(565,408)	(547,265)
Class R6*	(398)	—
Class S	(2,812,179)	(2,766,773)
Institutional Class	(25,672,636)	(23,840,720)
Total distributions	(46,774,310)	(46,961,556)
Fund share transactions: Proceeds from shares sold	288,735,920	1,422,985,293
Reinvestment of distributions	45,563,321	45,992,630
Payments for shares redeemed	(424,762,044)	(1,110,413,227)
Redemption fees	13,098	518
Net increase (decrease) in net assets from Fund share transactions	(90,449,705)	358,565,214
Increase (decrease) in net assets	(96,904,288)	329,958,977
Net assets at beginning of period	1,275,991,706	946,032,729
Net assets at end of period (including accumulated distributions in excess of net investment income of $18,250,037 and $18,055,836, respectively)	$ 1,179,087,418	$ 1,275,991,706

* For the period from November 1, 2016 (commencement of operations of Class R6) to December 31, 2016.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 9.01	$ 8.03	$ 8.09	$ 6.67
Income (loss) from investment operations: Net investment income[a]	.15	.09	.19[b]	.13	.13
Net realized and unrealized gain (loss)	.11	(.08)[c]	1.06	.10	1.77
Total from investment operations	.26	.01	1.25	.23	1.90
Less distributions from: Net investment income	(.34)	(.34)	(.27)	(.29)	(.48)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.60	$ 8.68	$ 9.01	$ 8.03	$ 8.09
Total Return (%)[d,e]	3.04	.17	15.57	2.92	28.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	466	495	727	649	626
Ratio of expenses before expense reductions (%)	1.52	1.53	1.54	1.55	1.56
Ratio of expenses after expense reductions (%)	1.32	1.33	1.34	1.35	1.36
Ratio of net investment income (%)	1.70	1.01	2.14[b]	1.59	1.73
Portfolio turnover rate (%)	118	142	113	107	94

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.62% of average daily net assets for the year ended December 31, 2014.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.73	$ 9.06	$ 8.08	$ 8.13	$ 6.70
Income (loss) from investment operations: Net investment income[a]	.09	.03	.12[b]	.07	.07
Net realized and unrealized gain (loss)	.10	(.08)[c]	1.06	.11	1.78
Total from investment operations	.19	(.05)	1.18	.18	1.85
Less distributions from: Net investment income	(.27)	(.28)	(.20)	(.23)	(.42)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.65	$ 8.73	$ 9.06	$ 8.08	$ 8.13
Total Return (%)[d,e]	2.23	(.58)	14.72	2.08	27.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	17	19	17	16
Ratio of expenses before expense reductions (%)	2.29	2.31	2.31	2.34	2.35
Ratio of expenses after expense reductions (%)	2.09	2.11	2.11	2.14	2.15
Ratio of net investment income (%)	.95	.32	1.37[b]	.82	.94
Portfolio turnover rate (%)	118	142	113	107	94

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.62% of average daily net assets for the year ended December 31, 2014.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R6	Period Ended 12/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$ 8.86
Income (loss) from investment operations: Net investment income[b]	.03
Net realized and unrealized gain (loss)	.04
Total from investment operations	.07
Less distributions from: Net investment income	(.35)
Redemption fees	.00***
Net asset value, end of period	$ 8.58
Total Return (%)[c]	.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.35*
Ratio of expenses after expense reductions (%)	1.15*
Ratio of net investment income (%)	1.96*
Portfolio turnover rate (%)	118[d]

[a] For the period from November 1, 2016 (commencement of operations) to December 31, 2016.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover for the year ended December 31, 2016.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.66	$ 9.02	$ 8.04	$ 8.11	$ 6.68
Income (loss) from investment operations: Net investment income[a]	.17	.10	.20[b]	.15	.15
Net realized and unrealized gain (loss)	.09	(.10)[c]	1.07	.09	1.78
Total from investment operations	.26	.00	1.27	.24	1.93
Less distributions from: Net investment income	(.35)	(.36)	(.29)	(.31)	(.50)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.57	$ 8.66	$ 9.02	$ 8.04	$ 8.11
Total Return (%)[d]	3.09	.03	15.77	3.01	29.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	58	100	101	90
Ratio of expenses before expense reductions (%)	1.38	1.37	1.35	1.36	1.37
Ratio of expenses after expense reductions (%)	1.18	1.17	1.15	1.16	1.17
Ratio of net investment income (%)	1.87	1.13	2.25[b]	1.80	1.99
Portfolio turnover rate (%)	118	142	113	107	94

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.62% of average daily net assets for the year ended December 31, 2014.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Institutional Class	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.66	$ 8.99	$ 8.02	$ 8.08	$ 6.66
Income (loss) from investment operations: Net investment income[a]	.17	.31	.22[b]	.16	.16
Net realized and unrealized gain (loss)	.10	(.27)[c]	1.05	.10	1.78
Total from investment operations	.27	.04	1.27	.26	1.94
Less distributions from: Net investment income	(.36)	(.37)	(.30)	(.32)	(.52)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.57	$ 8.66	$ 8.99	$ 8.02	$ 8.08
Total Return (%)[d]	3.20	.52	15.88	3.29	29.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	623	706	100	70	142
Ratio of expenses before expense reductions (%)	1.27	1.24	1.21	1.19	1.20
Ratio of expenses after expense reductions (%)	1.07	1.04	1.01	.99	1.00
Ratio of net investment income (%)	1.95	3.48	2.55[b]	1.93	2.07
Portfolio turnover rate (%)	118	142	113	107	94

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.62% of average daily net assets for the year ended December 31, 2014.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Real Estate Securities Fund (the "Fund") is a diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares commenced operations on November 1, 2016. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $250,144,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains until December 31, 2017, the expiration date.

Additionally, from November 1, 2016 through December 31, 2016, the Fund elects to defer qualified late year losses of approximately $4,141,000 of net short-term realized capital losses and $5,376,000 of net long-term realized capital losses, and treat them as arising in the fiscal year ending December 31, 2017.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for U.S. tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 3,821,651
Capital loss carryforwards	$ (250,144,000)
Net unrealized appreciation (depreciation) on investments	$ 17,326,461

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 46,774,310	$ 46,961,556

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective February 1, 2017, the Fund will no longer impose a redemption fee.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a United States Real Estate Investment Trust ("U.S. REIT") investment based on information provided by the U.S. REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a U.S. REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from U.S. REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $1,455,203,096 and $1,538,943,579, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Over $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment subadvisory agreements between RREEF and each of Deutsche Alternatives Asset Management (Global) Limited and Deutsche Investments Australia Limited (the "sub-subadvisor"), these entities act as sub-subadvisors to the Fund. The Fund's sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. Under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. RREEF pays a fee to each sub-subadvisor pursuant to the investment subadvisory agreement between RREEF and each sub-subadvisor.

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.99% of the Fund's average daily net assets.

For the year ended December 31, 2016, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.36%
Class C	2.11%
Class S	1.21%
Institutional Class	1.11%

For the period from May 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.40%
Class C	2.15%
Class S	1.25%
Institutional Class	1.15%

Effective October 1, 2016 through September 30, 2017 and effective November 1, 2016 (commencement of operations of Class R6) through October 31, 2017 for Class R6 shares, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.43%
Class C	2.18%
Class R6	1.18%
Class S	1.28%
Institutional Class	1.18%

For the year ended December 31, 2016 and for the period from November 1, 2016 (commencement of operations of Class R6) to December 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 970,350
Class C	36,141
Class R6	3
Class S	133,455
Institutional Class	1,361,522
$ 2,501,471

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $1,250,631, of which $98,502 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016 and for the period from November 1, 2016 (commencement of operations of Class R6) to December 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2016
Class A	$ 18,436	$ 4,692
Class C	1,892	482
Class R6	3	3
Class S	6,428	1,958
Institutional Class	20,344	4,588
	$ 47,103	$ 11,723

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2016
Class C	$ 135,518	$ 11,500

In addition, DDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2016	Annual Rate
Class A	$ 1,188,924	$ 288,698.25%
Class C	45,038	11,807.25%
	$ 1,233,962	$ 300,505

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2016 aggregated $14,950.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on a rate of 1% for Class C of the value of the shares redeemed. For the year ended December 31, 2016, the CDSC for Class C shares aggregated $9,032. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2016, DDI received $7,123 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,862, of which $5,453 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2016.

E. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,169,153	$ 119,298,512	11,948,845	$ 108,294,025
Class C	728,514	6,701,054	323,619	2,964,601
Class R6*	1,129	10,000	—	—
Class S	5,725,450	52,701,173	72,104,320	634,034,412
Institutional Class	12,263,231	110,025,181	75,230,365	677,692,255
		$ 288,735,920		$ 1,422,985,293
Shares issued to shareholders in reinvestment of distributions
Class A	2,071,863	$ 17,610,832	2,275,762	$ 19,748,080
Class C	57,691	493,268	58,346	509,378
Class R6*	47	398	—	—
Class S	273,211	2,316,827	291,231	2,531,079
Institutional Class	2,964,858	25,141,996	2,698,710	23,204,093
		$ 45,563,321		$ 45,992,630
Shares redeemed
Class A	(18,017,078)	$ (161,388,455)	(37,913,747)	$ (346,636,484)
Class C	(636,422)	(5,635,992)	(523,383)	(4,683,646)
Class S	(4,385,837)	(39,496,423)	(76,807,479)	(692,735,611)
Institutional Class	(24,112,018)	(218,241,174)	(7,475,041)	(66,357,486)
		$ (424,762,044)		$ (1,110,413,227)
Redemption fees		$ 13,098		$ 518
Net increase (decrease)
Class A	(2,776,062)	$ (24,474,441)	(23,689,140)	$ (218,594,339)
Class C	149,783	1,558,736	(141,418)	(1,209,667)
Class R6*	1,176	10,398	—	—
Class S	1,612,824	15,529,594	(4,411,928)	(56,169,734)
Institutional Class	(8,883,929)	(83,073,992)	70,454,034	634,538,954
		$ (90,449,705)		$ 358,565,214

* For the period from November 1, 2016 (commencement of operations of Class R6) to December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Securities Trust and Shareholders of Deutsche Global Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Real Estate Securities Fund (the "Fund") as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2017	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6*	Class S	Institutional Class
Beginning Account Value 7/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/16	$ 948.40	$ 944.50	$ 1,008.66	$ 947.70	$ 948.80
Expenses Paid per $1,000**	$ 6.42	$ 10.17	$ 1.89	$ 5.83	$ 5.29
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/6	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/16	$ 1,018.55	$ 1,014.68	$ 1,023.25	$ 1,019.15	$ 1,019.71
Expenses Paid per $1,000**	$ 6.65	$ 10.53	$ 1.91	$ 6.04	$ 5.48

* For the period from November 1, 2016 (commencement of operations of Class R6) to December 31, 2016.

** Expenses (hypothetical expenses if Class R6 had been in existence from July 1, 2016) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global Real Estate Securities Fund	1.31%	2.08%	1.15%	1.19%	1.08%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337

Advisory Agreement, Sub-Advisory Agreement and Sub-Sub Advisory Agreement Board Considerations and Fee Evaluation

In September 2016, the Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Real Estate Securities Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), the sub-advisory agreement (the "Sub-Advisory Agreement") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, and the sub-sub-advisory agreements (the "Sub-Sub-Advisory Agreements," and together with the Agreement and the Sub-Advisory Agreement, the "Agreements") between RREEF and each of Deutsche Alternatives Asset Management (Global) Limited and Deutsche Investments Australia Limited (collectively, the "Sub-Sub-Advisers"), both affiliates of DIMA.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA, RREEF, and the Sub-Sub-Advisers are part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, RREEF’s and the Sub-Sub-Advisers’ personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA, RREEF and the Sub-Sub-Advisers provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of sub-advisers and sub-sub-advisers, including RREEF and the Sub-Sub-Advisers. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and underperformed its benchmark in the three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory and sub-sub-advisory fee schedules, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that DIMA agreed to voluntarily waive a portion (0.20%) of the Fund’s management fee through September 30, 2017. With respect to the sub-advisory and sub-sub-advisory fees paid to RREEF and the Sub-Sub-Advisers, the Board noted that the fees are paid by DIMA and RREEF, respectively, out of their fees and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages both an institutional account and a Deutsche Europe fund comparable to the Fund. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA, RREEF, and the Sub-Sub-Advisers.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013– December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013– December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.

Pursuant to agreements between RREEF and Deutsche Alternatives Asset Management (Global) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, act under the supervision of the Board, DIMA and RREEF. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.

Deutsche Alternatives Asset Management (Global) Limited evaluates stock selections for the European portion of the fund's portfolio. Deutsche Investments Australia Limited evaluates stock selections for the Asian and Australian portions of the fund's portfolio.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGTX	RRGIX
CUSIP Number	25159L 109	25159L 208	25159L 307	25159L 406
Fund Number	465	765	2365	811

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	RRGRX
CUSIP Number	25159L 430
Fund Number	1611

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche global real estate securities fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$77,098	$0	$0	$1,500
2015	$75,969	$0	$0	$2,100

The “All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$1,500	$52,339	$0	$53,839
2015	$2,100	$30,661	$0	$32,761

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Real Estate Securities Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	3/1/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	3/1/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	3/1/2017